UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

PaxMedica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41475	85-0870387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 South Broadway, Suite 125 Tarrytown, NY	10591
(Address of principal executive offices)	(Zip Code)

(914) 987-2876

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PXMD	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 3, 2024, PaxMedica, Inc., a Delaware corporation (the “Company”), entered into definitive agreements (the “Agreements”) with the holders of warrants the Company issued as part of a registered offering on or around November 20, 2023 (the “Warrants”) to immediately exercise those Warrants at a reduced exercise price of $0.20 and purchase an aggregate of 4,423,080 shares of the common stock, par value $0.0001 (the “Common Stock”) of the Company. The issuance of the Common Stock underlying the Warrants was registered pursuant to that certain registration statement on Form S-1, File No. 333-275416, which was declared effective by the U.S. Securities & Exchange Commission (the “SEC”) on November 20, 2023.

The Agreements also provided that the Company would issue new warrants (the “New Warrants”) to the same holders to purchase an aggregate of 8,846,160 shares of Common Stock at an exercise price of $0.20. The New Warrants are immediately exercisable upon issuance and have a term of five years. The New Warrants were issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Agreements, the Company will file a registration statement with the SEC to register the issuance of the shares of Common Stock underlying the New Warrants.

The transactions contemplated by the Agreements closed on September 4, 2024 (the “Closing Date”). H.C. Wainwright & Co., LLC acted as exclusive placement agent (the “Placement Agent”) for these transactions. As part of the compensation agreed to by and between the Company and the Placement Agent, the Placement Agent or its designees were also issued warrants to purchase shares of Common Stock on substantially the same terms as the New Warrants. The warrants issued to the Placement Agent or its designees were issued under the same exemption from registration under the Securities Act as the New Warrants.

A press release summarizing the foregoing disclosure was issued on the Closing Date and is attached to this current report on Form 8-K as Exhibit 99.1. The foregoing descriptions of the New Warrants and the Agreements do not purport to be complete and are qualified in their entirety by reference to the complete texts of the form documents attached as exhibits hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant
10.1	Form of Letter Agreement re Inducment Offer to Exercise Common Stock Purchase Warrants
99.1	Press Release dated September 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PaxMedica, Inc.

By:	/s/ Howard J. Weisman
Names:	Howard J. Weisman
Title:	Chief Executive Officer

Date: September 6, 2024